Exhibit 99.3

BACK 2 BACKS, INC.

FINANCIAL STATEMENTS

DECEMBER 31, 2002, 2001 AND 2000

BACK 2 BACKS, INC.

FINANCIAL STATEMENTS

DECEMBER 31, 2002, 2001 AND 2000

C O N T E N T S

Independent Auditors’ Report	1

Balance Sheet	2 – 3

Statements of Operations	4

Schedules of Shareholders’ Equity	5

Statements of Cash Flows	6

Notes to the Financial Statements	7 – 21

INDEPENDENT AUDITORS’ REPORT

Board of Directors and Stockholders

Back 2 Backs, Inc.

We have audited the accompanying balance sheet of Back 2 Backs, Inc. (“Back 2 Backs”), as of December 31, 2002, 2001 and 2000 and the related statements of operations, stockholders’ equity and cash flows for each of the three years in the period ended December 31, 2002. These financial statements are the responsibility of Back 2 Backs’ management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Back 2 Backs at of December 31, 2002, 2001 and 2000, and the results of its operations and its cash flows for each of the three fiscal years in the period ended December 31, 2002, in conformity with accounting principles generally accepted in the United States.

/s/ Pohl, McNabola, Berg & Co., LLP

San Francisco, California

July 3, 2003

BACK 2 BACKS, INC.

BALANCE SHEETS

DECEMBER 31, 2002, 2001 AND 2000

ASSETS

	2002	2001	2000
Current assets
Cash and cash equivalents	$928	$28,530	$51,283
Accounts receivable	277,401	131,133	—
Allowance for doubtful accounts	(67,724)	(39,101)	—
Deposits	—	—	39,760
Prepaid expenses	10,902	—	537
Inventory	—	23,191	—
Reserve for building improvements	94,000	—	—

Total current assets	315,507	143,753	91,580

Property and equipment, net	2,749,778	709,843	—

Loan origination fees (net)	51,866	3,064	—

Total other assets	51,866	3,064	—

Total assets	$3,117,151	$856,660	$91,580

(continued)

The accompanying notes are an integral part of these financial statements.

BACK 2 BACKS, INC.

BALANCE SHEETS (CONTINUED)

DECEMBER 31, 2002, 2001 AND 2000

LIABILITIES AND STOCKHOLDERS’ EQUITY

	2002	2001	2000
Current Liabilities
Accounts payable	$19,136	$1,122	$—
Bank overdrafts	10,419	—	—
Current portion of long-term debt	33,955	14,514	—
Current portion of capital leases	107,383	—	—
Line of credit	200,895	—	—
Notes payable—related party	1,008,285	—	—
Accrued expenses	31,796	1,889	—
Income taxes payable	810	10	—

Total current liabilities	1,412,679	17,535	—

Long term liabilities
Capital lease obligations	576,524	—	—
Long-term debt, net of current maturities	1,034,895	632,918	—

Total long term liabilities	1,611,419	632,918	—

Total liabilities	3,024,098	650,453	—

Stockholders’ equity
Common stock, no par value 2,000 shares authorized; 930, 850 and 150 shares issued and outstanding in 2002, 2001 and 2000, respectively	538,850	458,850	100,000
Accumulated deficit	(445,797)	(252,643)	(8,420)

Total stockholders’ equity	93,053	206,207	91,580

Total liabilities and stockholders’ equity	$3,117,151	$856,660	$91,580

The accompanying notes are an integral part of these financial statements.

BACK 2 BACKS, INC.

STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000

	2002	2001	2000
Revenues
Net patient revenue	$817,498	$272,884	$—
Retail sales	3,680	6,271	—

Gross Revenues	821,178	279,155	—

Cost of Sales
Labor	21,744	—	—
Medical services	85,939	20,517	—
Medical supplies	28,795	4,768	—
Medical products	23,621	5,946	—

Total Cost of Sales	160,099	31,231	—

Gross Profit	661,079	247,924	—
Operating Expenses
General and administrative	289,577	107,771	8,420
Payroll and related	200,911	90,445	—
Consultants	54,209	172,854	—
Depreciation and amortization	109,140	15,761	—
Rent	13,844	32,742	—
Selling expenses	62,475	67,314	—

Total Operating Expenses	730,156	486,887	8,420

Loss from operations	(69,077)	(238,963)	(8,420)

Other income (expenses)
Other income	—	2,655	—
Gain on disposition of assets	22,000	—	—
Rental income	1,200	10,200	—
Interest income	133	—	—
Interest expense	(146,600)	(18,105)	—

Total other income (expenses)	(123,267)	(5,250)	—

Loss before income taxes	(192,344)	(244,213)	(8,420)
Provision for income taxes	(810)	(10)	—

Net Loss	$(193,154)	$(244,223)	$(8,420)

The accompanying notes are an integral part of these financial statements.

BACK 2 BACKS, INC.

STATEMENTS OF SHAREHOLDERS’ EQUITY

FOR THE YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000

	Common Stock		Accumulated Deficit	Total
	Number of Shares	Amount
Common stock issued	150	$100,000	$—	$100,000
Current period loss	—	—	(8,420)	(8,420)

Balance, December 31, 2000	150	100,000	(8,420)	91,580

Sale of common stock	250	200,000	—	200,000
Common stock issued for services	450	158,850	—	158,850
Current period loss	—	—	(244,223)	(244,223)

Balance, December 31, 2001	850	458,850	(252,643)	206,207

Common stock issued	80	80,000	—	80,000
Current period loss	—	—	(193,154)	(193,154)

Balance, December 31, 2002	930	$538,850	$(445,797)	$93,053

The accompanying notes are an integral part of these financial statements.

BACK 2 BACKS, INC.

STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000

	2002	2001	2000
Increase (decrease) in cash and cash equivalents:
Net income (loss)	$(193,154)	$(244,223)	$(8,420)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	109,140	15,761	—
Allowance for bad debts	67,724	39,101	—
Gain on sale of assets	(22,000)	—	—
Other	216	—	—
Common stock issued for services	—	158,850	—

Total adjustments to net income	(38,074)	(30,511)	(8,420)

Cash flow from operating activities:
Changes in assets and liabilities
Increase in accounts receivable	(146,268)	(131,133)	—
Increase in accounts payable and accrued expenses	18,015	1,121	—
(Increase) decrease in inventories	23,191	(23,191)	—
(Increase) decrease in other current assets	—	—	—
(Increase) decrease in prepaid expenses	(10,902)	537	(537)
Increase in other assets	(94,000)	—	—
Increase in other current liabilities	9,293	1,899	—

Cash flow generated by (used in) operating activities	(200,671)	(150,767)	(537)

Cash flows from investing activities
Deposits on property	—	—	(39,760)
Purchase of office equipment and improvements	(28,913)	(53,004)	—
Purchase of property	66,760	20,180	—
Proceeds from sale of assets	22,000	—	—

Cash flows from (used in) investing activities	59,847	(32,824)	(39,760)

Cash flow from financing activities:
Payment of long-term debt	(229,940)	(20,102)	—
Short-term borrowings	350,038	14,515	—
Increase in loan origination fees	(48,802)	(3,064)	—
Sale of common stock	80,000	200,000	100,000

Net cash generated by financing activities	151,296	191,349	100,000

Net (decrease) increase in cash and cash equivalents	(27,602)	(22,753)	51,283

Cash and cash equivalents at beginning of year	28,530	51,283	—

Cash and cash equivalents at end of year	$928	$28,530	$51,283

Supplemental Disclosures:
Cash paid for interest	$128,574	$18,105	$—

Cash paid for income taxes	$810	$10	$—

Non-cash transactions:
Inventory write-off	$23,191	$—	$—

Common stock issued for services	$—	$158,850	$—

Equipment purchased with debt	$720,000	$—	$—

Property purchased with debt—building and land	$1,459,840	$651,200	$—

The accompanying notes are an integral part of these financial statements.

BACK 2 BACKS, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2002

1.	Summary of Significant Accounting Policies

This summary of significant accounting policies of Back 2 Backs, Inc., an Oregon corporation (“Back 2 Backs” or “the Company”), is presented to assist in understanding the Company’s financial statements. The financial statements and notes are representations of the Company’s management, who is responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles in the US and have been consistently applied in the preparation of the financial statements.

Business Activity

The Company commenced operations in 2000 as an operator of medical clinics for the treatment of back pain and injuries. The Company offers a revolutionary medical service for the relief of lower back pain using its proprietary treatment methodology and the FDA approved DRX 9000 Spinal Decompression System. The DRX System allows a consistent and effective method of decompression of the spine that addresses pain issues and provides long term resolution to chronic lower back problems resulting from spinal stenosis, herniated discs and degenerative disc disease. The treatment protocol used, in many cases, can alleviate the necessity of surgical intervention. Each facility operates under the Back 2 Backs™ brand name. Due to the nature of the treatment and the lower affiliated cost, it is a desirable alternative that has been widely received and accepted by numerous insurance companies, including Medicare.

In 2001, the Company started its first stand-alone clinic in Medford, Oregon, offering the DRX System. Currently, Back 2 Backs has facilities in Medford and Eugene, Oregon; Fresno, California; and Reno, Nevada.

Effective June 1, 2003, Back 2 Backs became a subsidiary of Raybor Management Inc. (“Raybor”), a diversified holding company based in White City, Oregon.

Use of Estimates

Management uses estimates and assumptions in preparing these financial statements in accordance with generally accepted accounting principles. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could vary from the estimates that were used.

Cash and Cash Equivalents

For purposes of cash flows, the Company considers all highly liquid investments purchased with a maturity of three months or less to be cash equivalents, those with original maturities greater than three months and current maturities less than twelve months from the balance sheet date are considered short-term investments, and those with maturities greater than twelve months from the balance sheet date are considered long-term investments.

BACK 2 BACKS, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2002

1.	Summary of Significant Accounting Policies (continued)

Revenue and Cost Recognition

Revenue is reported on an accrual basis at established rates, net of contractual allowances, in the period in which services are provided. Expenses are recognized in the period in which they are incurred. All revenue and expenses that are applicable to the future periods have been presented as deferred or prepaid on the accompanying balance sheets.

For income tax purposes, the Company reports its accounting on a cash basis.

Cost of Sales consists of direct medical technicians costs, medical services and medical supplies associated with pain relief services and physician fees for evaluation and interpretation of the treatments.

Net Patient Revenue

Net patient revenue represents the estimated net realizable amounts from clients, third-party payors and others for sale of products or services rendered. For revenue recognition, revenue is recorded when the services are performed. A significant portion of revenue is from federal and state reimbursement programs. Patient revenue is shown net of third-party contractual adjustments.

Third-Party Contractual Adjustments

Contractual adjustments represent the difference between the Company’s established billing rate for covered products and services and amounts reimbursed by third-party payors, pursuant to reimbursement agreements.

Inventory

Inventory consists primarily of health care products and is stated at the lower of cost or market on a first-in-first-out basis.

Accounts Receivable

Accounts receivable represent amounts due from private insurance, Medicare and private pay patients. The Company provides for losses on accounts receivable using the allowance method. The allowance is based on experience and other circumstances, which may affect the ability of patients to meet their obligations.

BACK 2 BACKS, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2002

1.	Summary of Significant Accounting Policies (continued)

Income Taxes

The Company utilizes SFAS No. 109, “Accounting for Income Taxes,” which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each period end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized. The provision for income taxes represents the tax payable for the period and the change during the period in deferred tax assets and liabilities.

The Company, a C corporation, uses the cash basis of accounting for income tax purposes. This results in a temporary difference between federal and state income taxes per the tax returns and the income taxes computed on the accrual basis for the financial statements.

Deferred Financing Costs

Costs incurred in connection with the issuance of notes and the execution of revolving credit agreements are deferred and amortized using the effective interest method over the life of such issues and agreements.

Organization Costs

Organization costs, including legal fees, are expensed as incurred. Organization costs charged to operations totaled $8,420 for 2000.

Fair Value of Financial Instruments

The Company measures its financial assets and liabilities in accordance with generally accepted accounting principles. SFAS No. 107, “Disclosure about Fair Value of Financial Instruments,” requires certain disclosures regarding the fair value of financial instruments. For certain of the Company’s financial instruments, including cash and cash equivalents and accounts payable and accrued liabilities, the carrying amounts approximate fair value due to their short maturities. The amounts shown for notes payable also approximate fair value because current interest rates offered to the Company for debt of similar maturities are substantially the same.

BACK 2 BACKS, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2002

1.	Summary of Significant Accounting Policies (continued)

Comprehensive Income (Loss)

In June 1999, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 130, “Reporting Comprehensive Income” (SFAS 130). This pronouncement establishes standards for reporting and display of comprehensive income (loss) and its components in a full set of general-purpose financial statements. Comprehensive income consists of net income and unrealized gains (losses) on available-for-sale securities; foreign currency translation adjustments; changes in market values of future contracts that qualify as a hedge; and negative equity adjustments recognized in accordance with SFAS No. 87. The Company, however, does not have any components of comprehensive income (loss) as defined by SFAS No. 130, and, therefore, for the years ended December 31, 2002, 2001 and 2000, comprehensive loss is equivalent to the Company’s net loss.

Long–lived assets

In accordance with Statement of Financial Accounting Standards (“SFAS”) No. 121, the Company periodically evaluates the carrying value of long-lived assets to be held and used, including intangible assets, when events and circumstances warrant such a review. The carrying value of a long-lived asset is considered impaired when the anticipated discounted cash flow from such asset is separately identifiable and is less than its carrying value. In that event, a loss is recognized based on the amount by which the carrying value exceeds the fair market value of the long-lived asset. Fair market value is determined primarily using the anticipated cash flows discounted at a rate commensurate with the risk involved. Losses on long-lived assets to be disposed of are determined in a similar manner, except that fair market values are reduced for the cost to dispose.

Advertising Costs

The Company expenses advertising and marketing costs as they are incurred. Advertising and marketing costs for the years ended December 31, 2002, 2001 and 2000 were $36,059, $22,756 and none, respectively.

Property and Equipment

Property and Equipment are stated at cost. Depreciation is computed for financial reporting purposes using the straight-line method over the estimated useful lives of the assets. Amortization of leasehold improvements is computed using the straight-line method over the shorter of the remaining lease term or the estimated useful lives of the improvements. The Company uses other depreciation methods (generally accelerated) for tax purposes. Repairs and maintenance that do not extend the useful life of property and equipment are charged to expense as incurred. When property and equipment are retired or otherwise disposed of, the asset and its accumulated depreciation are removed from the accounts and the resulting profit or loss is reflected in income.

BACK 2 BACKS, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2002

1.	Summary of Significant Accounting Policies (continued)

Property and Equipment (continued)

The estimated service lives of property and equipment are principally as follows:

Leasehold improvements	3-7 years
Computers and equipment	3-5 years
Furniture & Fixtures	5-7 years
Software	3-5 years
Buildings	40 years

Assets held under capital leases are recorded at the lower of the net present value of the minimum lease payments or the fair value of the leased asset at the inception of the lease. Amortization expense is computed using the straight-line method over the shorter of the estimated useful lives of the assets or the period of the related lease.

Various accelerated depreciation methods are used for tax purposes.

Common Stock

The Company has authorized the issuance of 2,000 shares of no par value common stock. At December 31, 2002, 2001 and 2000, there were 930, 850 and 150 shares of common stock issued and outstanding, respectively.

Recent accounting pronouncements

In July 2001, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 141 (“SFAS 141”), “Business Combinations,” which supercedes Accounting Principles Board (“APB”) Opinion No. 16, “Business Combinations.” SFAS 141 requires the purchase method of accounting for business combinations initiated after June 30, 2001, and eliminates the pooling-of-interests method. In addition, SFAS 141 establishes specific criteria for the recognition of intangible assets separately from goodwill and requires unallocated negative goodwill to be written off immediately as an extraordinary gain. The provisions of SFAS 141 are required to be adopted July 1, 2001. The Company has not concluded any business combinations. Therefore, the adoption of this statement did not have any impact on the Company’s financial condition or results from operations.

BACK 2 BACKS, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2002

1.	Summary of Significant Accounting Policies (continued)

Recent accounting pronouncements (continued)

In July 2001, the FASB also issued Statement of Financial Accounting Standards No. 142 (“SFAS 142”), “Goodwill and Other Intangible Assets,” which is effective for fiscal years beginning after December 15, 2001. Certain provisions shall also be applied to acquisitions initiated subsequent to June 30, 2001. SFAS 142 supercedes APB Opinion No. 17, “Intangible Assets,” and requires, among other things, the discontinuance of amortization related to goodwill and indefinite-lived intangible assets. These assets will then be subject to an impairment test at least annually. In addition, the standard includes provisions upon adoption for the reclassification of certain existing recognized intangibles as goodwill, reassessment of the useful lives of existing recognized intangibles and reclassification of certain intangibles out of previously reported goodwill. The adoption of this statement did not have any impact on the Company’s financial condition or results from operations.

In June 2001, the FASB issued SFAS No. 143, “Accounting for Asset Retirement Obligations.” SFAS No. 143 requires liability recognition for obligations associated with the retirement of tangible long-lived asset and the associated asset retirement costs. The Statement is effective for financial statements issued for fiscal years beginning after June 15, 2002 with earlier application encouraged. The implementation of SFAS No. 143 will not have a material affect on the Company’s results of operations or financial position.

In August 2001, the FASB issued SFAFS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets.” SFAS No. 144 supersedes SFAS No. 121, “Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed of”, in that it removes goodwill from its impairment scope and allows for different approaches in cash flow estimation. However, SFAS No. 144 retains the fundamental provisions of SFAS No. 121 for (a) recognition and measurement of long-lived assets to be held and used and (b) measurement of long-lived assets to be disposed of. SFAS No. 144 also supersedes the business segment concept in APB opinion No. 30, “Reporting the Results of Operations-Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions,” in that it permits presentation of a component of an entity, whether classified as held for sale or disposed of, as a discontinued operation. However, SFAS No. 144 retains the requirement of APB Opinion No. 30 to report discontinued operations separately from continuing operations. The provisions of this Statement are effective for financial statements issued for fiscal years beginning after December 15, 2001 with earlier application encouraged. The Company adopted the provisions of SFAFS No. 144 effective January 1, 2002.

In April 2002, the FASB issued Statement of Financial Accounting Standards No. 145 (“SFAS 145”), “Rescission of FASB Statements Nos. 4, 44 and 64, Amendment of FASB Statement No. 13, and Technical Corrections.” SFAS 145 eliminates the requirement that gains and losses from the extinguishment of debt be aggregated and, if material, classified as an extraordinary item, net of the related income tax effect.

The Company adopted SFAS 145 in the fourth quarter of fiscal 2002. The adoption of SFAS 145 is not expected to have a material impact on the Company’s results of operations or financial position.

In December 2002, the FASB issued SFAS No.148, “Accounting for Stock-Based Compensation—Transition and Disclosure.” This statement amends SFAS No.123, “Accounting for Stock-Based Compensation,” to provide alternative methods of transition for a voluntary change to the fair value-based method of accounting for stock-based employee compensation. The Company does not have any stock options or warrants.

BACK 2 BACKS, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2002

2.	Cash and Cash Equivalents

The Company maintains cash and cash equivalent balances at several financial institutions. At December 31, 2002, the Company had bank overdrafts totaling $10,419.

3.	Accounts Receivable

Accounts receivable consist of the following:

	2002	2001
Accounts receivable	$277,401	$131,133
Less allowance for doubtful accounts	(67,724)	(39,101)

	$209,677	$92,032

There were no accounts receivable at December 31, 2000.

In 2002 and 2001, approximately 50% of each year’s net revenues were derived under federal (Medicare) and state healthcare reimbursement programs. These revenues are based, in part, on cost reimbursement principles and are subject to audit and retroactive adjustment by the respective third-party fiscal intermediaries. In the opinion of management, retroactive adjustments, if any, would not be material to the financial position, results of operations or cash flows of the Company.

The Company provides an allowance for doubtful accounts based upon its estimation of uncollectible accounts. The Company bases this estimate on expected collections and a review of the current status of trade accounts receivable. It is reasonably possible that the Company’s estimate of the allowance for doubtful accounts will change.

4.	Property and Equipment

Property and equipment consists of the following at December 31:

	2002	2001
Furniture and equipment	$42,078	$33,004
Improvements	39,839	20,000
Buildings	1,649,403	600,780
Land	414,457	70,000
Leased equipment—capital leases	720,000	—

	2,865,777	723,784
Less accumulated depreciation	(115,999)	(13,941)

	$2,749,778	$709,843

BACK 2 BACKS, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2002

4.	Property and Equipment (continued)

There was no property and equipment at December 31, 2000.

Depreciation expense for 2002, 2001 and 2000 was $102,058, $13,941 and none, respectively.

Leased equipment consists primarily of DRX 9000 Spinal Decompression Systems. The estimated useful life of a DRX 9000 Spinal Decompression System for financial reporting purposes is 5 years. Office equipment consist primarily of computer equipment and telephone equipment. The Company purchased a building for $600,780 and land for $70,000 at 2390 Jacksonville Highway in Medford, Oregon, in 2001, and made subsequent improvements of $20,000. In 2002, the Company purchased a building for $443,813 and land for $97,422 at 3202 Willamette Street in Eugene, Oregon, and made subsequent improvements of $19,239. In October 2002, the Company also purchased a building for $604,810 and land for $247,035 at 7407 N Cedar Avenue in Fresno, California. The Company has reserved $143,590 for subsequent improvements.

5.	Loan Origination Fees

The loan origination fees are amortized over the life of the loans, which are from 1 to 30 years.

Amortization expense for 2002, 2001 and 2000 were $23,819, $1,820 and none, respectively.

6.	Issuance of Common Stock as Payment for Consulting Services

In 2001, the Company issued 450 shares of Common Stock, valued at $158,850, to two physicians and a consultant in lieu of cash payment for consulting services.

7.	Related Party Transactions

Certain transactions occurred between the Company and related parties noted as follows:

Hoyal & Associates

Hoyal and Associates provides management and business consulting services to the Company. Hoyal & Associates is owned by Mr. Jeffrey D. Hoyal, who was a 20% shareholder of the Company, prior to its acquisition by Raybor Management Inc. on June 1, 2003. Mr. Hoyal is President and a Director of Raybor Management Inc.

Consulting fees for services provided by Hoyal & Associates in 2002, 2001 and 2000 were $33,318, $62,089 and none, respectively. In 2001, the Company issued 150 shares of commons stock for consulting services valued at $52,950.

BACK 2 BACKS, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2002

7.	Related Party Transactions (continued)

Freedom Financial, Inc.

In 2002, Freedom Financial, Inc. (“FF”), an entity that was owned by Mr. Jeff Hoyal prior to its acquisition by Raybor Management Inc. on June 1, 2003, loaned $1,011,840 to the Company for real estate financing. The loan is due in October 2003 and bears an interest rate of 7.75 per annum beginning November 2002. The loan is secured by real estate located in Fresno, CA. At December 31, 2002, the outstanding balance due was $1,008,285.

8.	Income Taxes

The Company uses the cash basis of accounting for income tax purposes. The federal taxable income using the cash basis is a net loss of $658,283 for 2002 and resulting in no tax payable. The federal taxable income under the accrual basis is a net loss of $279,180 resulting in net operating loss carry forward that is fully reserved.

The California and Oregon state income tax under the cash basis is $810 in 2002 and $10 in 2001.

Components of the provision for taxes based on income for the years ended December 31 are as follows:

	2002	2001	2000
Current tax expense
Federal	$—	$—	$—
State	810	10	—

	810	10	—
Deferred tax expense
Federal	—	—	—
State	—	—	—

	—	—	—

Provision for income taxes	$810	$10	$—

A reconciliation of the provision for income tax expense with the expected income tax computed by applying the federal statutory income tax rate to income before provision for (benefit from) income taxes for the years ended December 31 is as follows:

	2002	2001	2000
Income tax benefit computed at federal statutory rate	(34)%	(34)%	(34)%
State	(8.84)%	(8.84)%	(8.84)%
Valuation Allowance	42.85%	42.85%	42.84%

	0.01%	0.01%	—

BACK 2 BACKS, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2002

8.	Income Taxes (continued)

At December 31, 2002, the Company had approximately $834,101 net operating loss carryforwards available to offset future federal and state income taxes, which expire through 2015. The Company has elected to reserve fully the benefit of tax operating loss carryforwards until such time as it is able to reasonably expect to realize those benefits.

The provision for income taxes consists of state franchise taxes. The expected combined federal and state income tax benefit of approximately 43% is reduced predominately by the valuation allowance applied to such benefits. The use of loss carryforwards from the Company of approximately $834,101 is limited because of the change of greater than 50% in the ownership of its stock resulting from the acquisition by Raybor Management Inc.

9.	Line of Credit

The Company has a $500,000 line of credit with a bank at 6.75% interest with a maturity date of September 1, 2003. The balance at December 31, 2002 was $200,895.

10.	Accrued Expenses

Other current liabilities consist of the following at December 31:

	2002	2001
Deposits	$3,000	$—
Payroll liabilities	8,796	1,889
Other accrued expenses	20,000	—

	$31,796	$1,889

There were no accrued expenses at December 31, 2000.

BACK 2 BACKS, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2002

11.	Long-Term Liabilities

Long-term liabilities consist of the following at December 31:

	2002	2001
7.88% note payable to bank, payable $4,254 per month, principal and interest, through November 2025, collateralized by real estate with a book value of $649,598.	$541,259	$549,289
7.98% note payable to bank, payable $1,214 per month principal and interest, through July 2112 collateralized by real estate with a book value of $649,598.	90,305	98,143
7.75% note payable to bank, payable $4,241 per month, principal and interest, through March 2017, collateralized by real estate with a book value of $532,700.	437,286	—

	1,068,850	647,432
Less current maturities	(33,955)	(14,514)

	$1,034,895	632,918

There were no long term liabilities at December 31, 2000.

BACK 2 BACKS, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2002

11.	Long-Term Liabilities (continued)

The amounts of future maturities under these mortgage notes are as follows as of December 31, 2002:

Year Ending December 31	Amount
2003	$33,955
2004	36,713
2005	39,695
2006	42,919
2007	46,404
Thereafter	869,164

1,068,850
Less current portion	(33,955)

$1,034,895

Interest expense was $146,600, $18,105 and none in 2002, 2001 and 2000, respectively.

12.	Segment and Geographical Operations

The Company has adopted SFAS No. 131, “Disclosures about Segments of an Enterprise and Related Information.” SFAS 131 requires enterprises to report information about operating segments in annual financial statements and selected information about reportable segments in interim financial reports issued to shareholders, on the basis that is used internally for evaluating segment performance and deciding how to allocate resources to segments. It also established standards for related disclosures about products and services, geographic areas and major customers. Segment disclosures have been provided for geographic locations.

The Company operates centers at four locations. Principal revenue producing activity is providing medical services. For geographical reporting, revenues are attributed to the geographic location in which they were incurred, and costs directly and indirectly incurred in generating revenues are similarly attributed.

BACK 2 BACKS, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2002

12.	Segment and Geographical Operations (continued)

Corporate assets consist of cash equivalents. Corporate operating expenses consist primarily of general and administrative expenses, including salaries and benefits of corporate officers, corporate advertising and marketing, human resources and financial services. The Company’s management evaluates individual facilities by net sales and assets.

During fiscal years 2002, 2001 and 2000, Net sales, and total assets are presented below before consolidation. Total assets have been adjusted to eliminate intercompany transactions.

	Net Sales	Total Assets
2000
Medford, OR	$—	$100,000
Eugene, OR	—	—
Reno, NV	—	—
Fresno, CA	—	—

	$—	$100,000

2001
Medford, OR	$279,155	$865,080
Eugene, OR	—	—
Reno, NV	—	—
Fresno, CA	—	—

	$279,155	$865,080

2002
Medford, OR	$454,401	$988,412
Eugene, OR	316,794	854,400
Reno, NV	—	1,073
Fresno, CA	49,983	1,299,928

	$821,178	$3,143,813

13.	Concentrations

The Company is an operator of medical clinics that provide non-chiropractic treatment for back pain without surgery. The Company’s success is largely dependent on its ability to provide medical treatment to its customers and to provide a solution that satisfies patient and doctor demands. The Company’s failure to anticipate, identify, or react to changes in medical treatment options for back pain could affect its results of operations in the future.

Net patient revenue attributable to Medicare and State Healthcare Programs was approximately 50% of net patient revenue in 2002 and 50% of net patient revenue in 2001.

BACK 2 BACKS, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2002

14.	Commitments and Contingencies

Litigation

Management believes that the Company does not have any material liability for any lawsuits, settlements, judgments or fees of defense counsel that have not been paid or accrued as of December 31, 2002.

Leases

Operating leases

The Company leased medical equipment under a non-cancelable operating lease agreement that requires a monthly rental payment of $4,320. This lease expired in 2002.

Rent expense for the years ended December 31, 2002, 2001 and 2000 was $13,844, $32,742 and none, respectively.

Capital leases

The Company maintains capital leases for some of its medical equipment and certain autos. The following is a schedule by year of the approximate future minimum lease payments required under these leases:

2003	$107,383
2004	133,493
2005	151,441
2006	172,242
2007	92,616
Thereafter	26,732

Future Minimum lease payments	$683,907
Less current portion	(107,383)

Long-term capital lease obligation	$576,524

The leased property under capital leases as of December 31, 2002, has a cost of $720,000, accumulated amortization of $63,600 and a net book value of $656,400. Amortization of the leased property is included in depreciation expense and amounts to $63,600, none and none for the years ended December 31, 2002, 2001 and 2000, respectively.

BACK 2 BACKS, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2002

15.	Subsequent Events

On June 1, 2003, Raybor Management Inc. (Raybor), a Delaware corporation and a diversified holding company, acquired all of the issued and outstanding shares of capital stock of the Company and three privately-held corporations in exchange for the issuance of shares of Raybor’s common stock. These other corporations are IC Marketing, Inc. (“ICM”), a Nevada corporation controlled by Dennis L. Simpson, a shareholder of Raybor, American Consumer Publishing Association, Inc., an Oregon corporation (“ACPA”) also controlled by Mr. Simpson and Freedom Financial, Inc., an Oregon corporation (“FF”) wholly-owned by Mr. Jeffrey D. Hoyal, a shareholder of Raybor. ICM and ACPA are in the magazine subscription business. FF is in the business of providing account receivable and equipment lease financing and other financial advisory services to third parties.

Raybor issued additional shares of its common stock to the shareholders of ICM, ACPA, FF and the Company in exchange for all of the outstanding shares of capital stock of such entities. As a result, these entities became wholly-owned subsidiaries of Raybor.